FEBRUARY 8, 2011

Fourth Quarter 2010

EARNINGS CALL

Supplemental Materials

FIS

Forward Looking Statements



Today's news release and this conference call contain "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about revenue, organic revenue, earnings per share, margin expansion and cash flow, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements.

Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include without limitation: changes and conditions in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes and conditions in either or both the United States and international lending, capital and financial markets; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in or new laws or regulations affecting the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for core processing, card issuer, and transaction processing services; failures to adapt our services and products to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software; the failure to achieve some or all of the benefits that we expect from acquisitions; our potential inability to find suitable acquisition candidates or finance such acquisitions, which depends upon the availability of adequate cash reserves from operations or of acceptable financing terms and the variability of our stock price, or difficulties in integrating past and future acquired technology or business' operations, services, clients and personnel; competitive pressures on product pricing and services including the ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in "Risk Factors" and other sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the SEC.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

FIS

Use of Non-GAAP Measures



Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include:

- Adjusted revenue
- Organic revenue
- Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
- Adjusted net earnings
- Free cash flow

These non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP financial measures. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Additional information about these non-GAAP measures is provided in the appendix to this presentation. Reconciliations to the related GAAP measures are provided in the Investor Relations section of the FIS Web site, www.fisglobal.com.

Consolidated Results – 4th Quarter

($ millions)



Revenue
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,298
$1,397
Q4-09
Q4-10



EBITDA
$500
$400
$300
$200
$389
29.9%
$445
31.8%
Q4-09
Q4-10

- Revenue increased 7.6%
  - Organic revenue growth of 6.1%

- Adjusted EBITDA increased 14.4%
- Adjusted margin expanded 190 bps to 31.8%

Note: Calculations may differ due to rounding.

Financial Solutions – 4th Quarter

($ millions)





Revenue
$550
$500
$450
$400
$350
$453
$504
Q4-09
Q4-10



EBITDA
$250
$200
$150
$198
$219
43.7%
43.6%
Q4-09
Q4-10

- Financial Solutions revenue increased 11.3%
  - Professional services revenue increased 68%
- Adjusted EBITDA increased 11.0%
- Adjusted margin was comparable to prior year

Note: Calculations may differ due to rounding.

Payment Solutions – 4th Quarter

($ millions)



Revenue
$650
$600
$550
$630
$628
Q4-09
Q4-10



EBITDA
$250
$200
$150
$219
34.8%
$240
38.2%
Q4-09
Q4-10

- Payment Solutions revenue decreased 0.2%
  - Increased 3.8% on an adjusted basis(1)

- Adjusted EBITDA increased 9.5%
- Adjusted margin expanded 340 bps to 38.2%

(1) Excludes the check related businesses, which totaled $121.8 million and $135.3 million in the fourth quarters of 2010 and 2009, respectively, and the $6.8 million unfavorable impact of the use of the net method of accounting for merchant interchange fees.

Note: Calculations may differ due to rounding.

International Solutions – 4th Quarter

($ millions)





Revenue
$300
$250
$200
$150
$215
$268
Q4-09
Q4-10



EBITDA
$100
$75
$50
$25
$-
$65
$81
30.3%
30.3%
Q4-09
Q4-10

- International Solutions revenue increased 25.0%

- Adjusted EBITDA increased 25.3%
- Adjusted margin was consistent with prior year

Note: Calculations may differ due to rounding.

FIS

Results Summary

($ millions)



	Q4-2010	Q4-2009
GAAP Net Earnings from Continuing Operations	$121	($52)
M&A Restructuring, Integration and Recapitalization	34	170
Acquisition Deferred Revenue Adjustment	1	10
Income from Brazil Joint Venture Restructure	(4)	-
Net Earnings, excluding other items	153	128
Purchase Amortization	44	42
Adjusted Net Earnings from Continuing Operations	$197	$169
Adjusted Net Earnings Per Share from Continuing Operations	$0.64	$0.45
Weighted Average Diluted Shares	305.4	377.0

Note: Calculations may differ due to rounding.

Free Cash Flow

($ millions)

	Q4-2010	Q4-2009
Cash flow from operations	$285	$209
Non-GAAP items	23	94
Adjusted cash flow from operations	308	304
Capital expenditures	(87)	(67)
Adjusted Free Cash Flow	$222	$237

Note: Calculations may differ due to rounding.

Financial Highlights

($ millions, except per share)



	Full Year 2010	Full Year 2009(1)
Adjusted revenue	$5,205	$4,994
Growth	*4.2%*	
Organic growth	*3.2%*	
Adjusted EBITDA	1,628	1,430
Growth	*13.9%*	
Margin	*31.3%*	*28.6%*
Adjusted EPS from continuing operations	$2.02	$1.65
Weighted average diluted shares	352.0	239.4
Adjusted free cash flow	$791	$608

(1) Full year 2009 revenue and EBITDA for Metavante are presented on a pro forma basis as if the combination had occurred on 1/1/2009. Metavante earnings and free cash flow are reported prospectively from the 10/1/2009 acquisition date. Calculations may differ due to rounding.

FIS

2011 Outlook



Revenue growth:	
Reported	+9% to 11%
Organic	+4% to 6%
Adjusted EBITDA growth	+7% to 9%
Adjusted EPS from continuing operations[1]	\$2.24 to \$2.34
Growth of 11% to 16%	
Free cash flow	~Adjusted net earnings

(1) Adjusted EPS excludes the after-tax impact of acquisition related amortization.

FIS

Calendarization



Adjusted Revenue
Adjusted EBITDA
Adjusted Revenue
Adjusted EBITDA
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2008
2009
2010
2011E

Note: Chart is provided for illustrative purposes only to reflect the pro forma historical and expected sequential quarterly trends. Revenue and EBITDA for 2008 and 2009 are presented on a pro forma basis as if the combination of Metavante had occurred on 1/1/2008.

FEBRUARY 8, 2011

Fourth Quarter 2010

EARNINGS CALL

Supplemental Materials

Appendix

Total Debt

($ millions)



	December 31, 2010	
	Actual	Rate
Term Loan A		
2012 Maturity	$ 350	L + 1.00%
2014 Maturity	1,900	L + 2.50%
Revolver	305	L + 0.80% to 2.50%
Term Loan B (2016)[1]	1,500	L + 3.75%
Senior Unsecured Notes		
2017 Maturity	600	7.625%
2020 Maturity	500	7.875%
Other	37	NM
Total Debt	**$ 5,192**	
Weighted Average Rate		5.1%

(1) LIBOR floor of 150 bps.

Note: Calculations may differ due to rounding.

Non-GAAP Financial Measures

Organic revenue growth is calculated as the difference between (A) reported revenue for the current period excluding the impact of current period acquisitions, purchase accounting adjustments, foreign currency impacts and the impact of the Brazil Joint venture settlement and (B) reported revenue for the prior period plus pre-acquisition revenues for prior period acquisitions excluding purchase accounting adjustments divided by (B).

Full Year

(2010 and 2009 comparative data)

		2010	2009		Organic Growth
Reported Revenue		$5,269.5	$3,711.1		
Pre-acquisition revenues, and purchase accounting adjustments		18.5	1,282.4		
Brazil Joint venture settlement		(83.3)	-		
Currency Impact		(26.4)	-		
Current period acquisitions		(23.4)	-		
Adjusted Revenue	(A)	$5,154.9	$4,993.5	(B)	3.2% (A)/(B)

Fourth Quarter

(2010 and 2009 comparative data)

		2010	2009		Organic Growth
Reported Revenue		$1,396.3	$1,283.0		
Pre-acquisition revenues, and purchase accounting adjustments		1.1	18.0		
Currency Impact		1.4	-		
Current period acquisitions		(17.9)	-		
Adjusted Revenue	(A)	$1,380.9	$1,301.0	(B)	6.1% (A)/(B)

Full year (2011 and 2010 comparative data)

	2010
Reported Revenue	$5,269.5
Purchase accounting adjustments	18.5
Brazil Joint venture settlement	(83.3)
Pre-acquisition revenues for 2010 acquisitions	206.8
2010 Organic Revenue Baseline for 2011 comparisons	$5,411.5

FIS

Non-GAAP Financial Measures



EBITDA is earnings from continuing operations before interest, taxes and depreciation and amortization.

Adjusted EBITDA (2010 and 2009 comparative data) excludes the impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, settlement revenue and an impairment charge related to the card processing joint venture in Brazil, deferred revenue purchase accounting and certain other costs.

Adjusted net earnings (2011 comparative data) exclude the after-tax impact of acquisition related amortization.

Adjusted net earnings (2010 comparative data) exclude the after-tax impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, an impairment charge and settlement related to the card processing joint venture in Brazil, acquisition related amortization, deferred revenue purchase accounting and certain other costs.

Adjusted net earnings per share is equal to adjusted net earnings divided by the weighted average diluted shares outstanding.

Non-GAAP Financial Measures

Adjusted free cash flow (2011 comparative data) is GAAP operating cash flow less capital expenditures.

Adjusted free cash flow (2010 and 2009) is GAAP operating cash flow less capital expenditures, acquisition related cash items, cash items associated with the 2010 recapitalization plan and the settlement related to the card processing joint venture in Brazil in 2010.

2011 Assumptions

($ millions)



Pre-tax acquisition related purchase amortization	$240 to $250
After-tax[(1)]	$150 to $160
Other depreciation and amortization	$365 to $380
Interest expense, net	$270 to $280
Effective tax rate	35% to 36%
Average diluted shares	~310M

(1) Tax rate of 35% to 36% assumed for book purposes.
Approximately 40% of purchase amortization is assumed to be deductible for tax purposes.

FIS